SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                             SEPTEMBER 20, 1999
              Date of Report (Date of Earliest Event Reported)


                            ASARCO INCORPORATED
           (Exact name of Registrant as specified in its charter)


      DELAWARE                       1-164             13-4924440
(State or Other Jurisdiction of  (Commission File    (IRS Employer)
Incorporation or Organization)    Number)            Identification No.)


180 MAIDEN LANE, NEW YORK, NEW YORK                              10038
(Address of Principal Executive Office)                        (Zip Code)


                               (212) 510-2000
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  OTHER EVENTS.

On September 20, 1999, Asarco Incorporated ("Asarco") filed a complaint (the "Antitrust Complaint") in the U.S. District Court, Southern District of New York, charging that Phelps Dodge Corporation's unsolicited takeover attempt of Asarco and Cyprus Amax Minerals Company violates the antitrust laws of the United States. A copy of the Antitrust Complaint is attached hereto as Exhibit 99.1. On September 20, 1999, Asarco also issued a press release relating to the Antitrust Complaint, a copy of which is attached hereto as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)    Exhibits

                  99.1 Complaint filed in Asarco v. Phelps Dodge, U.S. District Court, Southern District of New York, September 20, 1999.

                  99.2   Press release of Asarco, dated September 20,
                         1999.


                                 SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ASARCO INCORPORATED


                            By: /s/ Francis R. McAllister
                                ----------------------------
                                Name:  Francis R. McAllister
                                Title: Chairman and Chief Executive
                                       Officer


Date:  September 20, 1999


                               EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION                               PAGE NO.
-----------                -----------                               --------

99.1                       Complaint filed in Asarco v.
                           Phelps Dodge, U.S. District
                           Court, Southern District of New
                           York, September 20, 1999.

99.2                       Press release of Asarco, dated
                           September 20, 1999.